UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                     811-22264

The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Peter E. Jacobstein

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Why do you invest?

For my children's future. To plan for retirement. It's a hobby. It's a rewarding intellectual pursuit. I need an incentive to carefully read and consider this and other humorlessly regulated annual reports. To impress my friends. It sets an example. My mom and dad did it. To impress the opposite sex. Because it beats spending my time trying to breed exotic animals. So I feel responsible. **I want to pave my own path.** The power of compounding. To travel the world.

ANNUAL REPORT

A series of The Motley Fool Funds Trust 10/31/12

MOTLEY FOOL INDEPENDENCE FUND (FOOLX)

During the year ended October 31, 2012, the Motley Fool Independence Fund returned 10.2% versus a 10.1% return for its benchmark, the MSCI World Index.
We know you’re waiting for us to say we finally bought some European banks…but we didn’t. While that part of the world continues to be troubled, we are more optimistic about energy, homebuilding, and global consumers.

MOTLEY FOOL GREAT AMERICA FUND (TMFGX)

During the year ended October 31, 2012, the Motley Fool Great America Fund returned 14.0% versus a 12.2% return for its benchmark, the Russell Midcap Index.
We considered using this space to brag about last January’s (well-timed!) trip to see cabinet-maker American Woodmark in glamorous Winchester, VA, but instead we’ll just say that 2012 was a pretty good year for great (and even not so great) American companies writ large.

MOTLEY FOOL EPIC VOYAGE FUND (TMFEX)

During the year ended October 31, 2012, the Motley Fool Epic Voyage Fund returned 9.5% versus an 8.7% return for its benchmark, the Russell Global Ex-US Index.
Despite near-term concerns of slowdown in major emerging markets such as China and Brazil, we continue to be happy owners of companies like Arcos Dorados and Ajisen. Although these consumer plays on these same emerging markets dinged our returns in 2012, we still think the facts point to long-term success.

This report has been prepared for shareholders of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Returns quoted represent past performance, which is no guarantee of future results. Current returns may be lower or higher and can be found at foolfunds.com. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Letter from the President

President Peter Jacobstein

Dear Fellow Shareholder:

Why do you invest?

Is it to save for retirement? To educate your children? To provide a legacy? Or for something nearer, like the purchase of a house?

Throughout the coming year we’ll be asking you to consider this question. And not just the why, but the how. Because for a smart investor, the WHY you invest drives the HOW you invest.

At Motley Fool Funds, we’ve always been up-front about the fact that our funds are for long-term investors. Our goal is to build wealth for our shareholders over many years – not to provide quick wins in any single year. It’s important that our shareholders remember that. So if your “why” involves saving for the long-term future, we may be a good match.

The Motley Fool Funds Trust	3

Just as important, we believe there’s a right way to invest. In fact, we built our whole company around it. That’s the “how” of what we do.

We invest according to Foolish principles: We’re bottoms up investors – we research and buy companies we believe we can understand. And we seek to hold them for the long term – to hold down trading costs and tax bills. (Much more about this in Portfolio Manager Bill Mann’s excellent letter, which follows.)

We charge simple, fair fees: We don’t charge sales loads or 12b-1 fees, ever. And we use fulcrum pricing. Simply put, if our funds outperform their benchmarks, our management fee goes up. If our funds trail their benchmarks, our management fee goes down. We believe this aligns our interests with those of our shareholders.

We embrace radical transparency: We believe you ought to know how we’re investing your money, so we write in plain English. We publish a fantastic monthly dispatch – Declarations (you can sign up today at FoolFunds.com). We hold semi-annual conference calls with the portfolio team, and we invite all our shareholders to visit us at our headquarters once a year. In the coming months we’ll share even more information with you…stay tuned for an exciting announcement.

On behalf of all of us at Motley Fool Funds, thank you for your investment.

Sincerely,

Peter Jacobstein

President, Motley Fool Asset Management

P.S. In the spirit of radical transparency...if you’re not receiving our monthly email newsletter, Declarations, sign up today at FoolFunds.com.

4	The Motley Fool Funds Trust

Letter to Shareholders

Portfolio Manager Bill Mann

Dear Fellow Fool Funds Shareholder:

If you read Peter’s letter, then you may already be thinking about why you invest. But if you skipped right to me (not saying that’s a terrible move), let me repeat the question that is at the heart of this year’s annual: Why do you invest?

Each person’s answer is probably unique. Some people will have one answer, for example, “I invest in the hope that I will improve my standard of living in retirement.” For others, motivations may be more multi-faceted. There are no wrong answers. OK, maybe “to help bring back the dinosaurs” is wrong, but that’s probably about it.

For me, like many people who have long experience with The Motley Fool, investing started first and foremost as a passion. But over time I’ve re-centered my motivation to invest around a set of practical considerations.

•	Aspirational: To retire wealthy with lots of options.

•	Functional: To fund my children’s education.

•	Intellectual: To engage in an endlessly challenging pursuit.

•	Competitive: To do something with an absolute scorecard.

•	Psychological: Through stocks I am part owner of the underlying businesses.

•	Practical: To gain access to a historically inflation-hedging asset class.

Some of my reasons are romantic, others downright mercenary. I’d guess that many of you will have similarly nuanced rationales, but many of you may have never thought much about why you invest. It’s as obvious an answer as why you read, or why you breathe.

(Wait, you never thought about those either?)

Please take a few minutes to think about why you invest, and then write it down. This isn’t a college term paper – a few well-reasoned words will suffice. There is a deeply practical reason for doing this: If you spell out your goal, it’s a lot less likely that you will waylay yourself along the way. A long-term goal tends to provide some additional perspective around shorter-term wiggles in market prices.

There’s another reason to commit your goals to paper. Dr. Robert Cialdini, a psychology professor at Arizona State University and the author of Influence: The Psychology of Persuasion, describes commitment and consistency as being key psychological principles in human behavior. In short, if you commit a goal or an idea to writing, you are far more likely to strive to honor your commitment, even if it is just to yourself.

The Motley Fool Funds Trust	5

Tell us why you invest

There’s something I’d like you to do. Take a few moments and send your reason or reasons for investing to whyyouinvest@foolfunds.com. Send us pictures (well, tasteful ones at least…), poems, songs or treatises, but just a few words will certainly do. We’ve cleared a wall in Fool Funds World Headquarters (an overwrought description of our decidedly low-wattage offices) to post your thoughts. This wall will be a constant reminder that the money you’ve entrusted with us represents your hopes and dreams, and that we do so at your leisure.

Every person who sends us a response will receive a Fool Funds t-shirt, so please include your name and postal mailing address in your email. We’ll also register you for our free, monthly email newsletter, Declarations. (All current Declarations subscribers are definitely invited to enter!)

Just like last year, we will select a random entry for the grand prize. I and another member of the Fool Funds investment team will travel to your hometown and take you to lunch. Last year we spent a wonderful day meeting a Fool Funds member in Saratoga Springs, New York. You should become utterly suspicious if the winner happens to live in Hawaii. (And if you’re from Hawaii, go ahead and enter!)

6	The Motley Fool Funds Trust

Annual Results

For the fiscal year (November 1, 2011 – October 31, 2012) The Motley Fool Independence Fund returned 10.2%, versus a 10.1% return for our benchmark, the MSCI World Index. Since inception (June 16, 2009), the Independence Fund has generated a cumulative return of 60.1% versus 48.1% for the benchmark. As of the end of the fiscal year, the Independence Fund held $228 million in assets under management.

For the fiscal year (November 1, 2011 – October 31, 2012) The Motley Fool Great America Fund returned 14.0%, versus a 12.2% return for our benchmark, the Russell Midcap Index. Since inception (November 1, 2010), the Great America Fund has generated a cumulative return of 26% versus 21% for the benchmark. As of the end of the fiscal year, the Great America Fund held $67 million in assets under management.

For the fiscal year (November 1, 2011 – October 31, 2012) The Motley Fool Epic Voyage Fund returned 9.5%, versus an 8.7% return for our benchmark, the Russell Global ex-U.S. Index. As the Epic Voyage Fund was launched exactly a year ago, its annual return and its return since inception are the same. As of the end of the fiscal year, the Epic Voyage Fund held $19 million in assets under management.

The “hows” of investing

We’ve talked about the “whys” of investing, so let’s get into the “hows.” It’s so important to us that you understand the portfolio team’s philosophy and process. Academic research shows with remarkable consistency that investors averaged lower returns than the funds that they held due to their tendencies to buy and sell at the wrong time.1 If you don’t know how a fund manager thinks, I believe you are much more likely to be swayed by how he or she has done over shorter time frames. Knowledge is perspective.

At our core we practice business-centric investing, which is a fancy way of saying that we view ourselves as being part-owner in the businesses we’ve invested in. Just as the owner of a small business is unlikely to view short-term changes in sentiment as being particularly meaningful to his or her eventual success, we ignore the wiggles and waggles in market returns. If you understand this, then you’ll understand why we view the traditional view of market volatility as being the defining component of risk as being somewhat insane.

1Barber, Brad M. and Odean, Terrance, The Behavior of Individual Investors (September 7, 2011); Kinnel, Russell, “Bad Timing Eats Away at Investor Returns (February 15, 2010)”

The Motley Fool Funds Trust	7

We do not invest thematically (buy banks, stay away from gold mining, etc.), though we do allow themes to drive how and where we look for companies. Lots of times those themes are directional; for example we’ve been buying companies that we believe will benefit from increased consumer spending in various third-world markets. In some cases we think counter-directionally: we’ve actively sought out companies that investors have shunned for the unforgivable sin of being headquartered in countries in Italy, Greece or Spain; or Japan, for that matter.

We are value investors, meaning we favor companies that we believe are trading below their intrinsic values. By the same token, we are not interested in some statistical notion of value, which may, for example, define “value” stocks as being ones that trade below a p/e of 8. Such numerical orthodoxy almost by definition eliminates companies that have the potential to generate extraordinary returns on capital for long periods of time as great companies are almost never statistically cheap.

We are globetrotters. Especially with companies that lack a presence in our geographic area, we find incredible value in getting out on the road to meet with companies as part of our research process. (And it’s not just other countries – one of the most valuable trips our team has made is when Tim Hanson and I went to Winchester, Virginia, all of 90 miles west of our offices).

Our competitive advantage

Our process came about because we believe it gives us the best chance to make good capital decisions. An investing team of four is not a big group, but our process matches our style, and we believe it is the core of our competitive advantage, even against fund managers with manifold larger investing teams. With a four-person team, we know we can’t cover every company on earth. And when we travel places, we aren’t necessarily going to come back every time with investible ideas. But each time we go out on the road, we increase our bases of knowledge, the frameworks by which we hope to make better decisions in the future.

We have found consumer spending growth in developing markets such as Indonesia, China, Mexico, and even Nigeria, to be particularly fruitful. These markets offer something that has simply passed the U.S. and other developed markets by – a rapidly growing set of people who are ascending from poverty and into the middle class. Companies such as Nippon Indosari Corpindo (Indonesia), HDFC Bank (India), as well as Louisville-based Yum! Brands and Japan-based Shimano have been among the best performers for us. We expect that our continued commitment to on-the-ground research will continue to be central to our unearthing investing ideas.

Our strategy and process means that our investing results are unlikely to hew to that of our relevant benchmarks on a year-by-year basis. Some years they will be higher, others they will certainly be lower. This may not seem like a revolutionary statement, but in an industry where so much money has flowed into index products and where the incentives to be closet indexers are so great, it very well may be.

8	The Motley Fool Funds Trust

And another thing…

As I’ve mentioned in the past, I, along with other members of the investing team, have substantial assets invested in our funds. We think this is important, as it helps to focus our minds not only as managers, but also as shareholders. We weren’t granted these shares as a term of our employment. Rather, each of us wrote checks to fund our accounts. (OK, that’s not entirely true. Who actually writes checks anymore?)

While we’d most likely manage the funds the exact same way were we not invested in them, I do like the clarity we get from having our own money on the line. It makes real, for example, the question of expenses. As a fund shareholder, I want our funds to be efficient in how they are run. There are two areas where we have substantial control on fund expenses: one of which you see each year, and one that is somewhat invisible to you.

The first is taxes. Fund shareholders receive a distribution of all capital gains at the end of each year generated by the fund manager’s buying and selling activity. These capital gains are taxable, and for funds that have high levels of activity, they can grow to be quite substantial. (Obviously, people holding the funds in a tax-advantaged account have different considerations.) There are three components that make up the fund’s distributions – long-term capital gains, short-term capital gains, and dividends received.

For this year, there are no short-term and long-term capital gains for all three funds. (See the Notice to Shareholders in this report for exact figures.) This means, in short, that we have managed the funds in an extremely tax-efficient manner. By the same token, we have kept our funds’ turnover quite low. (See the Financial Highlights table for each fund for turnover figures.) According to Morningstar, the average managed mutual fund has turnover approaching 100%, which means that the average position in the average fund is maintained for just about 1 year.

There are all sorts of implications here, but importantly, you should know that even though you cannot see them (unlike a fund’s expense ratio and taxes), trading costs can deeply impact your long-term returns. The more a fund manager trades, the more you pay in the form of brokerage costs and spreads. We do not manage our funds with turnover or with tax efficiency as our primary foci – if we feel that a company’s prospects are not what we previously thought we would sell without hesitation. But we do believe that it is axiomatic that while returns can fluctuate, costs remove capital from your investing account forever.

The Motley Fool Funds Trust	9

For the year, each of our funds beat its relevant index. This is great; obviously a core part of our job is to go out and achieve superior investing returns over an appropriate time period. Yet I caution that we do not think in terms of a single year when we are making our decisions to buy or sell the majority of our stocks (some of our theses have shorter event-driven time horizons, but those are rare), and we spend little time considering the composition of our benchmarks.

Long-term view

A friend recently asked me an interesting question: “has investing changed over the last five years for individual investors?”

The answer is almost certainly yes, and it’s driven by three large influences. First, in no small part due to the extreme levels of macroeconomic event risk (Europe imploding, a fiscal cliff, the return of paisley, Ragnarok, further exploration of the Fifty Shades of Gray series, mime apocalypse, Scottish food, etc.) more and more investors are making decisions not by evaluating individual equities, but by making sector, regional, or asset class bets. This is measured by the ever-increasing correlation of moves across asset classes as well as geographies. Some things that really ought to move in opposite directions, for example U.S. Treasuries and the price of gold, do just that.

The second influence is the technological advancements in automatic trading, generally known as high frequency trading. Once upon a time, Wall Street had a general purpose: to match companies or other entities desiring funding with investors. The companies provided securities (stocks, bonds, etc.) in exchange for money that they would use to grow their businesses. Investors would seek to find which of these securities gave them the best odds for profit. But with the onset of high frequency trading, a subset of investors holds stocks for mere seconds in search of pennies (or more) of profits. It’s a fundamental change to how investors research, buy and hold stocks.

The third influence is, perhaps, an outcome of the first two. It is the rise of the exchange traded fund, or ETF, a type of security that provides access to a basket of investments and trades throughout the day like a stock. These at their core are great products, and are among the most successful financial innovations of all time. In 2001, according to the Investment Company Institute, ETFs held about $83 billion dollars in assets. In 2011, that number was $1.1 trillion. ETFs now account for a ratably large percentage of trading volumes each day. People own ETFs for two broad reasons: either they don’t want to analyze individual companies, or they want a broad exposure on some economic theme. Pick your poison and there’s an ETF for it. Mongolian equities? Check. Cobalt? Check. Korean girl bands? Well, not yet. But I’ll bet someone has thought of it.

The combination of these factors has led to a historically low level of interest in equities among investors, which has manifested itself in two main ways: an 87% decrease of CNBC viewership in public places in the last decade (a totally made

10	The Motley Fool Funds Trust

up statistic, by the way), and in massive outflows from equity mutual funds. According to the Investment Company Institute, individual and institutional investors have withdrawn $463 billion from equity mutual funds since January 2008. Some of that money has gone to ETFs, but a lot of it has gone into bond funds, which have seen inflows of more than a trillion dollars over the same period of time.

What’s this mean for you?

By investing in Fool Funds at some point over the last three years, you’re already doing something revolutionary. You’re going against the grain – in a world where people are running from equities, you’re buying. There is an interesting oddity in the investing business – and this has historically proven to be largely true – that when the public loses interest in something (equities, bonds, gold, real estate, frozen concentrated orange juice futures) that this negligence can serve to increase the likelihood of a better long-term outcome. Warren Buffett puts it this way: “be fearful when others are greedy, and greedy when others are fearful.” John Templeton said “buy on the cannons, sell on the trumpets.”

Our stock markets have faced some real headwinds over the last few years, and 2012 was no different. This is why you see an utter disinterest in the stock market. This is why markets – more than ever before in recorded history – are so widely correlated. This is why companies have resisted investing money, instead choosing to hoard it by the trillions (an estimated 8% of U.S. gross domestic product is currently cash held by the private sector), despite the fact that they receive a nearly guaranteed negative real return on that cash in a zero interest rate environment. Europe is still a fiscal mess, and its politicians continue to seem unwilling to make the bold decisions needed to solve the crisis.

These things are real, and they are scary. But remember your Buffett: people tend to be scared by scary things. What does he recommend that you do in such a situation? Buffett recommends that you buy.

I want to stress that this advice shouldn’t be construed as a request that you buy our funds. Rather, it is advice, taken from one of the greatest investors who has ever lived, that you go out and invest in something.

In closing, I’d like to note that I’m happy with many of the decisions that we made this year. Sometimes in a deeply macroeconomics-driven market, differentiated decision making doesn’t manifest itself in variance of returns over the short term. That’s a fancy way of saying that I find it remarkable that our performance for the year so closely hewed to our indices, because even a cursory look at our portfolio compositions will reveal that they differ markedly from their benchmarks. What I can guarantee you is that we will continue to strive to find the best-valued companies in the world that fit each of our portfolios. It’s in this way that we try to make sure that how we invest is best structured to achieve the goals for why we invest.

The Motley Fool Funds Trust	11

Thank you again for placing your faith in the Fool Funds team-

William H. Mann, III

P.S. You made it to the end of the letter! Now write to whyyouinvest@foolfunds.com and tell us what’s important to you (and enter our contest!).

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by the semiannual report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

New to investing? Reading your first mutual fund annual report?

Welcome! Here are some important things you need to know.

Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on stocks we have good reason to believe are undervalued by the market. We expect the price of these stocks eventually to rise as the market recognizes the true worth of the companies issuing them. But keep in mind that value stocks can remain undervalued by the market for a long time. And it’s possible that the intrinsic worth of any particular company may not match our valuation.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 14, 28, and 41 of this report. Additional risk information is provided in section 3 of the Notes to Financial Statements, pp. 58-62.

12	The Motley Fool Funds Trust

Motley Fool Independence Fund Portfolio Characteristics (Unaudited)

At October 31, 2012, the Motley Fool Independence Fund (the “Fund”) had an audited net asset value of $15.48 per share attributed to 14,717,460 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 of $10.00 per share attributed to 100,000 shares outstanding. From the Fund’s launch on June 16, 2009 to October 31, 2012, the Fund had an average annual total return of 14.97% versus a return of 12.36% over the same period for its benchmark, MSCI World Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/2012

	Fund*	Benchmark**

One Year	10.21%	10.11%

Since Inception	14.97%	12.36%

Inception Date	06/16/2009

Total Annual Fund Operating Expenses Before Expense Limitation (February 29, 2012 Prospectus)	1.58%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index is not available for direct investment. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Fund.

Motley Fool Independence Fund	13

The investment objective of the Independence Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Independence Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings, sector allocation and top 11countries in which the Fund was invested as of October 31, 2012. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times –to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Yum! Brands, Inc.	3.05%
HCC Insurance Holdings, Inc.	2.82
WellPoint, Inc.	2.52
Loews Corp.	2.44
Brookfield Asset Management, Inc.	2.36
Multiplus SA	2.36
Markel Corp.	2.32
Google, Inc.	2.24
Nihon Kohden Corp.	2.18
Tod’s S.p.A.	2.16
Compartamos SAB de CV	2.13

26.58%

*	As of the date of the report, the fund had a holding of 6.68% in the BNY Mellon Cash Reserve.

14	Motley Fool Independence Fund

The Motley Fool Independence Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	23.99%
Consumer Discretionary	16.38
Consumer Staples	10.88
Health Care	10.38
Information Technology	9.86
Industrials	6.50
Energy	5.83
Utilities	3.37
Telecommunication Services	2.50
Materials	2.37

92.06%

Top Eleven Countries	% of Net Assets

United States*	42.90%
Japan	4.91
South Korea	3.77
France	3.46
Saudi Arabia	3.28
Brazil	3.23
Hong Kong	2.95
Bermuda	2.38
Canada	2.36
Switzerland	2.17
Italy	2.16

73.57%

*	As of the date of the report, the fund had a holding of 6.68% in the BNY Mellon Cash Reserve.

Motley Fool Independence Fund	15

About Your Expenses

As a shareholder of the Independence Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/12	10/31/12	Ratio(1)	Period(2)

Actual	$1,000	$1,009.13	1.47%	$7.42

Hypothetical	$1,000	$1,017.75	1.47%	$7.46

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period May 1, 2012 to October 31, 2012, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366.

16	Motley Fool Independence Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Independence Fund

Schedule of Investments

at October 31, 2012

		Value
Issues	Shares	(Note 2)

Equity Securities — 87.97%
Beverages — 1.97%
Coca Cola Hellenic Bottling Co. SA (Greece)	209,606	$4,489,133

Capital Markets — 0.52%
INTL FCStone, Inc. (United States)*	63,513	1,176,896

Chemicals — 1.70%
Innophos Holdings, Inc. (United States)	81,164	3,867,465

Commercial Banks — 1.99%
Banco Latinoamericano de Comercio Exterior SA (Panama)	201,265	4,528,463

Commercial Services & Supplies — 4.44%
De La Rue PLC (United Kingdom)	240,900	4,120,067
Depa Ltd. (United Arab Emirates)*	2,815,390	619,386
Multiplus SA (Brazil)	231,600	5,381,061

		10,120,514

Communications Equipment — 1.81%
Cisco Systems, Inc. (United States)	105,000	1,799,700
Infinera Corp. (United States)*	474,100	2,332,572

		4,132,272

Consumer Finance — 2.13%
Compartamos SAB de CV (Mexico)	3,600,000	4,852,604

Containers & Packaging — 0.67%
Crown Holdings, Inc. (United States)*	40,000	1,530,000

Diversified Telecommunication Services — 0.74%
Level 3 Communications, Inc. (United States)*	82,500	1,691,250

Electric Utilities — 1.39%
Brookfield Infrastructure Partners LP (Bermuda)	92,127	3,164,563

Electrical Equipment — 0.71%
Legrand SA (France)	42,076	1,623,239

Electronic Equipment, Instruments & Components — 0.70%
CrucialTec Co., Ltd. (South Korea)*	206,000	1,593,580

Energy Equipment & Services — 0.94%
Compagnie Generale de Geophysique - Veritas SA (France)(a)	53,000	1,721,440

See Notes to Financial Statements.

Motley Fool Independence Fund	17

		Value
Issues	Shares	(Note 2)

Equity Securities (continued)
Energy Equipment & Services (continued)
Geospace Technologies Corp. (United States)*	6,400	$414,272

		2,135,712

Food & Staples Retailing — 2.32%
Costco Wholesale Corp. (United States)	29,558	2,909,394
Olam International Ltd. (Singapore)	1,480,139	2,377,700

		5,287,094

Food Products — 3.80%
BRF - Brasil Foods SA (Brazil)(a)	108,704	1,991,457
Nestle SA (Switzerland)	38,694	2,456,614
PT Nippon Indosari Corpindo Tbk (Indonesia)	6,756,960	4,210,972

		8,659,043

Health Care Equipment & Supplies — 5.41%
Covidien PLC (Ireland)	43,000	2,362,850
Natus Medical, Inc. (United States)*	243,900	2,756,070
Nihon Kohden Corp. (Japan)	133,481	4,965,344
Zimmer Holdings, Inc. (United States)	35,000	2,247,350

		12,331,614

Health Care Providers & Services — 2.52%
WellPoint, Inc. (United States)	93,697	5,741,752

Hotels, Restaurants & Leisure — 6.57%
Arcos Dorados Holdings, Inc. (Argentina)	175,000	2,259,250
Chipotle Mexican Grill, Inc. (United States)*	14,400	3,665,232
Penn National Gaming, Inc. (United States)*	52,083	2,105,716
Yum! Brands, Inc. (United States)	99,132	6,950,144

		14,980,342

Insurance — 10.44%
Berkshire Hathaway, Inc. (United States)*	33	4,273,665
Enstar Group Ltd. (Bermuda)*	22,510	2,251,000
HCC Insurance Holdings, Inc. (United States)	180,200	6,422,328
Loews Corp. (United States)	131,690	5,567,853
Markel Corp. (United States)*	11,200	5,285,728

		23,800,574

Internet & Catalog Retail — 1.85%
CJ O Shopping Co., Ltd. (South Korea)	18,949	4,223,933

See Notes to Financial Statements.

18	Motley Fool Independence Fund

		Value
Issues	Shares	(Note 2)

Equity Securities (continued)
Internet Software & Services — 3.88%
Baidu, Inc. (China)*(a)	35,000	$3,731,700
Google, Inc. (United States)*	7,500	5,098,275

		8,829,975

IT Services — 1.50%
Paychex, Inc. (United States)	105,702	3,427,916

Leisure Equipment & Products — 1.72%
Shimano, Inc. (Japan)	62,000	3,908,470

Machinery — 1.35%
Flowserve Corp. (United States)	22,700	3,075,623

Media — 0.76%
DreamWorks Animation SKG, Inc. (United States)*	85,000	1,731,450

Multiline Retail — 0.36%
Big Lots, Inc. (United States)*	28,341	825,573

Multi-Utilities — 1.99%
GDF Suez S.A. (France)	197,653	4,536,578
Oil, Gas & Consumable Fuels — 4.89%
Denbury Resources, Inc. (United States)*	262,200	4,019,526
Lukoil OAO (Russia)(a)	62,350	3,753,470
Occidental Petroleum Corp. (United States)	22,645	1,788,049
Total Gabon SA (Gabon)	3,520	1,577,546

		11,138,591

Pharmaceuticals — 2.45%
Astellas Pharma, Inc. (Japan)	18,500	920,145
Chugai Pharmaceutical Co., Ltd. (Japan)	36,000	729,407
Dr. Reddy’s Laboratories Ltd. (India)(a)	100,177	3,259,760
Santen Pharmaceutical Co., Ltd. (Japan)	15,250	668,034

		5,577,346

Real Estate Investment Trusts — 1.56%
Annaly Capital Management, Inc. (United States)	219,989	3,550,623
Real Estate Management & Development — 5.31%
Brookfield Asset Management, Inc. (Canada)	156,374	5,385,521
Cheung Kong Holdings Ltd. (Hong Kong)	170,337	2,510,692
Henderson Land Development Co., Ltd. (Hong Kong)	610,920	4,213,098

		12,109,311

See Notes to Financial Statements.

Motley Fool Independence Fund	19

		Value
Issues	Shares	(Note 2)

Equity Securities (continued)
Semiconductors & Semiconductor Equipment — 0.75%
FormFactor, Inc. (United States)*	376,100	$1,715,016

Software — 1.22%
DuzonBizon Co., Ltd. (South Korea)*	275,180	2,773,950

Textiles, Apparel & Luxury Goods — 5.12%
Swatch Group AG (Switzerland)	6,000	2,483,562
Tod’s S.p.A. (Italy)	42,000	4,922,797
Under Armour, Inc. (United States)*	81,410	4,254,487

		11,660,846

Tobacco — 0.74%
Philip Morris International, Inc. (United States)	19,072	1,689,016

Wireless Telecommunication Services — 1.75%
SBA Communications Corp. (United States)*	60,000	3,997,800

Total Equity Securities (Cost $ 169,475,345)		200,478,127

Participatory Notes — 3.28%
Commercial Banks — 1.23%
Al-Rajhi Banking & Investment Co. (Saudi Arabia)(b)	150,000	2,809,739

Food Products — 2.05%
Almarai Co. (Saudi Arabia)(b)	252,173	4,656,359

Total Participatory Notes (Cost $ 6,527,660)		7,466,098

	Par
Corporate Bond — 0.81%
Capital Markets — 0.81%
Knight Capital Group, Inc.
3.50%, 03/15/15 (United States)	$2,000,000	$1,840,000

Total Corporate Bond (Cost $ 1,615,011)		1,840,000

	Shares
Other Investments — 6.68%
Temporary Cash Investment — 6.68%
BNY Mellon Cash Reserve	15,218,895	$15,218,895

Total Other Investments (Cost $ 15,218,895)		15,218,895

See Notes to Financial Statements.

20	Motley Fool Independence Fund

Value
(Note 2)

Total Investment Portfolio (Cost $ 192,836,911) — 98.74%	$225,003,120
Other Assets in Excess of Liabilities — 1.26%	2,877,541

NET ASSETS — 100.00%
(Applicable to 14,717,460 shares outstanding)	$227,880,661

*	Non-income producing security.
(a)	ADR — American Depositary Receipts
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $7,466,098 and represents 3.28% of net assets as of October 31, 2012.

LP — Limited Partnership

PLC — Public Limited Company

See Notes to Financial Statements.

Motley Fool Independence Fund	21

Statement of Assets and Liabilities

As of October 31, 2012
Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $192,836,911)	$225,003,120
Cash	81,151
Foreign currency, at value (at cost, $2,728,049)	2,736,893
Receivables:
Dividends and tax reclaims	308,160
Interest	8,929
Shares of beneficial interest sold	611,285
Prepaid expenses and other assets	23,948

Total Assets	228,773,486

Liabilities
Payables:
Shares of beneficial interest redeemed	253,204
Accrued expenses:
Audit fees	18,500
Accounting and administration fees	81,950
Advisory fees	394,940
Custodian fees	14,336
Legal fees	4,697
Transfer agent fees	70,088
Trustee fees	1,138
Other expenses	53,972

Total Liabilities	892,825

Net Assets	$227,880,661

The accompanying notes are an integral part of these financial statements.

22	Motley Fool Independence Fund

Statement of Assets and Liabilities

As of October 31, 2012
Net Assets Consist of:
Paid-in-Capital	$194,710,091
Undistributed Net Investment Income	1,002,122
Accumulated Net Realized Gain/(Loss)	(2,045)
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	32,170,493

Net Assets	$227,880,661

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$227,880,661
Shares outstanding	14,717,460

Net asset value, offering, and redemption price per share*	$15.48

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	23

Statement of Operations

Year Ended October 31, 2012
Investment Income
Dividends	$5,204,408
Interest	47,081
Less foreign taxes withheld	(263,342)

Total Investment Income	4,988,147

Expenses
Accounting and administration fees	209,691
Blue sky fees	27,858
Shareholder account-related services	147,621
Chief Compliance Officer fees	15,561
Custodian fees	83,862
Investment advisory fees	2,220,028
Professional fees	37,958
Shareholder reporting fees	20,990
Transfer agent fees	366,704
Trustee fees	33,020
Other expenses	30,317

Total expenses	3,193,610

Expenses waived/reimbursed net of amount recaptured	(142,313)

Net expenses	3,051,297

Net Investment Income	1,936,850

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investment securities	(129,372)
Foreign currency transactions	6,673

Net realized loss on investments and foreign currency transactions	(122,699)

Change in net unrealized appreciation/(depreciation) on:
Investment securities	18,500,916
Foreign currency translations	1,544

Change in net unrealized appreciation/ (depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	18,502,460

Net realized and unrealized gain	18,379,761

Net Increase in Net Assets Resulting from Operations	$20,316,611

The accompanying notes are an integral part of these financial statements.

24	Motley Fool Independence Fund

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2012	2011

Operations:
Net Investment Income	$1,936,850	$1,374,875
Net Realized Loss on Investments and Foreign Currency Transactions	(122,699)	(9,585)
Change in Net Unrealized Appreciation/ (Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	18,502,460	(3,037,966)

Net increase/(decrease) in net assets resulting from operations	20,316,611	(1,672,676)

Dividends and Distributions to Shareholders:
Dividends from net investment income	(1,409,218)	(1,465,155)
Distributions from net realized capital gains	—	(1,105,695)

Total dividends and distributions	(1,409,218)	(2,570,850)

Capital Share Transactions:
Proceeds from shares sold (3,537,966 and 7,313,429 shares, respectively)	52,796,542	108,513,048
Reinvestment of dividends and distributions (99,973 and 175,447 shares, respectively)	1,385,628	2,522,930
Value of shares redeemed (2,931,011 and 2,559,545 shares, respectively)	(43,489,388)	(37,047,015)

Redemption and small-balance account fees	48,140	80,714

Net increase from capital share transactions	10,740,922	74,069,677

Total increase in net assets	29,648,315	69,826,151

Net Assets:
Beginning of Period	198,232,346	128,406,195

End of Period*	$227,880,661	$198,232,346

* Including undistributed net investment income	$1,002,122	$599,663

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	25

Financial Highlights

(for a share outstanding throughout each period)

	Years ended October 31,

	2012	2011	2010(1)	2009(2)(3)

Net Asset Value, Beginning of Period	$14.15	$14.14	$11.48	$10.00

Income From Investment Operations
Net Investment Income(4)	0.14	0.11	0.16	0.02
Net Gains on Securities (Realized and Unrealized)	1.29	0.15	2.59	1.46

Total From Investment Operations	1.43	0.26	2.75	1.48

Less Distributions
Net Investment Income	(0.10)	(0.15)	(0.02)	—
Net Realized Capital Gains	—	(0.11)	(0.08)	—

Total Distributions	(0.10)	(0.26)	(0.10)	—

Redemption and Small-Balance Account Fees	— *	0.01	0.01	— *

Net Asset Value, End of Period	$15.48	$14.15	$14.14	$11.48

Total Return(5)(6)	10.21%	1.91%	24.18%	14.80%
Net Assets, End of Period (thousands)	$227,881	$198,232	$128,406	$30,427

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	1.47%	1.43%	1.38%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.54%	1.58%	2.20%	7.01%
Ratio of Net Investment Income to Average Net Assets	0.93%	0.76%	1.29%	0.41%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.86%	0.61%	0.47%	(5.25)%
Portfolio Turnover	37%	37%	37%	50%

*	Amount represents less than $0.005 per share.
(1)

Due to a clerical error, Net Gains on Securities (Realized and Unrealized) and Total From Investment Operations for the year ended October 31, 2010 were reported in the 2010 Annual Report as $2.39 and $2.55, respectively. Such amounts have been revised as shown above.

(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Commenced operations on June 16, 2009. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	Per share data calculated using average shares outstanding method.
(5)

During the years ended October 31, 2011 and October 31, 2010, 0.07% and 0.08%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 1.84% and 24.10%, respectively. For the year ended October 31, 2012 and the period ended October 31, 2009, redemption and small-balance account fees received had no effect on the Fund’s total return.

(6)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

26	Motley Fool Independence Fund

Motley Fool Great America Fund Portfolio Characteristics (Unaudited)

At October 31, 2012, the Motley Fool Great America Fund (the “Fund”) had an audited net asset value of $12.58 per share attributed to 5,352,731 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 of $10.00 per share attributed to 102,000 shares outstanding. From the Fund’s launch on November 1, 2010 to October 31, 2012, the Fund had an average annual total return of 12.25% versus a return of 10.01% over the same period for its benchmark, Russell Midcap Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Let’s be serious though. A graph of the performance of any investment over less than two years tells you virtually nothing. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Average Annual Total Returns as of 10/31/2012

	Fund*	Benchmark**
One Year	13.96%	12.15%
Since Inception	12.25%	10.01%
Inception Date	11/01/2010
Total Annual Fund Operating Expenses Before Expense Limitation (February 29, 2012 Prospectus)	2.16%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Fund may invest in companies that are not included within the Russell Midcap Index and its investment portfolio is not weighted in terms of issuers the same as the Russell Midcap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index. Since Inception returns for the Benchmark reflect the performance based on the Inception Date of the Fund.

Motley Fool Great America Fund	27

The investment objective of the Great America Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small-and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Great America Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that hew to their benchmark, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings and sectors in which the Fund was invested as of October 31, 2012. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times –to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets
Markel Corp.	4.14%
HCC Insurance Holdings, Inc.	3.57
Berkshire Hathaway, Inc.	3.27
Trimas Corp.	3.23
SBA Communications Corp.	3.19
Natus Medical, Inc.	3.03
Geospace Technologies Corp.	2.98
Schweitzer-Mauduit International, Inc.	2.98
Diamond Hill Investment Group, Inc.	2.89
Denbury Resources, Inc.	2.81
DreamWorks Animation SKG, Inc.	2.71

34.80%

*	As of the date of the report, the fund had a holding of 5.19% in the BNY Mellon Cash Reserve.

28	Motley Fool Great America Fund

Sector Allocation	% of Net Assets
Consumer Discretionary	24.92%
Financials	21.21
Industrials	9.92
Materials	9.65
Energy	8.58
Health Care	8.54
Information Technology	6.60
Telecommunication Services	5.04
Consumer Staples	1.52

95.98%

Motley Fool Great America Fund	29

About Your Expenses

As a shareholder of the Great America Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
Actual	$1,000	$1,009.63	1.37%	$6.92
Hypothetical	$1,000	$1,018.25	1.37%	$6.95

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period May 1, 2012 to October 31, 2012, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366.

30	Motley Fool Great America Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Great America Fund

Schedule of Investments

at October 31, 2012

Issues	Shares	Value (Note 2)

Equity Securities — 94.44%
Auto Components — 2.23%
Drew Industries, Inc. (United States)*	47,311	$1,498,339

Automobiles — 2.65%
Thor Industries, Inc. (United States)	46,988	1,786,954

Building Products — 2.36%
American Woodmark Corp. (United States)*	69,200	1,591,600

Capital Markets — 4.38%
Diamond Hill Investment Group, Inc. (United States)	25,284	1,946,362
INTL FCStone, Inc. (United States)*	54,300	1,006,179

		2,952,541

Commercial Banks — 1.20%
Suffolk Bancorp. (United States)*	54,000	811,080

Commercial Services & Supplies — 0.06%
KAR Auction Services, Inc. (United States)*	2,000	40,000

Communications Equipment — 1.02%
Infinera Corp. (United States)*	139,500	686,340

Containers & Packaging — 2.55%
Crown Holdings, Inc. (United States)*	44,800	1,713,600

Diversified Telecommunication Services — 1.85%
Level 3 Communications, Inc. (United States)*	60,750	1,245,375

Energy Equipment & Services — 5.77%
CARBO Ceramics, Inc. (United States)	9,200	680,340
Geospace Technologies Corp. (United States)*	31,000	2,006,630
Heckmann Corp. (United States)*	342,000	1,197,000

		3,883,970

Health Care Equipment & Supplies — 3.03%
Natus Medical, Inc. (United States)*	180,700	2,041,910

Health Care Providers & Services — 4.44%
Quest Diagnostics, Inc. (United States)	24,000	1,385,280
WellPoint, Inc. (United States)	26,200	1,605,536

		2,990,816

Hotels, Restaurants & Leisure — 7.48%
Chipotle Mexican Grill, Inc. (United States)*	3,800	967,214

See Notes to Financial Statements.

Motley Fool Great America Fund	31

		Value
Issues	Shares	(Note 2)

Equity Securities (continued)
Hotels, Restaurants & Leisure (continued)
Penn National Gaming, Inc. (United States)*	30,617	$1,237,845
Red Robin Gourmet Burgers, Inc. (United States)*	45,000	1,503,000
Wynn Resorts Ltd. (United States)	11,000	1,331,660

		5,039,719

Insurance — 12.92%
Berkshire Hathaway, Inc. (United States)*	17	2,201,585
HCC Insurance Holdings, Inc. (United States)	67,500	2,405,700
Loews Corp. (United States)	31,000	1,310,680
Markel Corp. (United States)*	5,900	2,784,446

		8,702,411

Internet & Catalog Retail — 2.06%
Liberty Interactive Corp. (United States)*	58,150	1,163,000
Liberty Ventures (United States)*	3,911	222,575

		1,385,575

IT Services — 2.22%
Paychex, Inc. (United States)	46,000	1,491,780

Life Sciences Tools & Services — 1.07%
Waters Corp. (United States)*	8,800	719,928

Machinery — 7.50%
Flow International Corp. (United States)*	533,400	1,770,888
Graham Corp. (United States)	6,570	118,063
Illinois Tool Works, Inc. (United States)	16,000	981,280
Trimas Corp. (United States)*	86,800	2,176,944

		5,047,175

Media — 2.71%
DreamWorks Animation SKG, Inc. (United States)*	89,600	1,825,152

Metals & Mining — 1.24%
Horsehead Holding Corp. (United States)*	92,200	834,410

Multiline Retail — 1.99%
Big Lots, Inc. (United States)*	46,000	1,339,980

Oil, Gas & Consumable Fuels — 2.81%
Denbury Resources, Inc. (United States)*	123,300	1,890,189

Paper & Forest Products — 4.32%
KapStone Paper and Packaging Corp. (United States)*	41,200	905,164
Schweitzer-Mauduit International, Inc. (United States)	57,200	2,003,716

		2,908,880

See Notes to Financial Statements.

32	Motley Fool Great America Fund

		Value
Issues	Shares	(Note 2)

Equity Securities (continued)
Personal Products — 1.52%
Female Health Co. (United States)	146,600	$1,026,200

Real Estate Investment Trusts — 2.70%
Retail Opportunity Investments Corp. (United States)	143,560	1,817,470

Semiconductors & Semiconductor Equipment — 3.37%
FormFactor, Inc. (United States)*	253,500	1,155,960
NVIDIA Corp. (United States)*	93,000	1,113,210

		2,269,170

Specialty Retail — 3.28%
Autozone, Inc. (United States)*	2,500	937,500
Tractor Supply Co. (United States)	13,200	1,270,368

		2,207,868

Textiles, Apparel & Luxury Goods — 2.52%
Under Armour, Inc. (United States)*	32,500	1,698,450

Wireless Telecommunication Services — 3.19%
SBA Communications Corp. (United States)*	32,250	2,148,818

Total Equity Securities (Cost $ 56,746,999)		63,595,700

	Par
Corporate Bond — 1.54%
Metals & Mining — 1.54%
Horsehead Holding Corp.
10.50%, 06/01/17 (United States)(a)	$1,000,000	$1,037,500

Total Corporate Bond (Cost $ 1,045,000)		1,037,500

	Shares
Other Investments — 5.19%
Temporary Cash Investment — 5.19%
BNY Mellon Cash Reserve	3,494,211	$3,494,211

Total Other Investments (Cost $ 3,494,211)		3,494,211

See Notes to Financial Statements.

Motley Fool Great America Fund	33

Value
(Note 2)

Total Investment Portfolio (Cost $61,286,210) — 101.17%	$68,127,411
Liabilities in Excess of Other Assets — (1.17)%	(790,781)

NET ASSETS — 100.00% (Applicable to 5,352,731 shares outstanding)	$67,336,630

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $1,037,500 and represents 1.54% of net assets as of October 31, 2012.

See Notes to Financial Statements.

34	Motley Fool Great America Fund

Statement of Assets and Liabilities

As of
October 31, 2012

Assets:
Investments in securities of unaffiliated issuers, at value (at cost, $61,286,210)	$68,127,411
Cash	130,353
Receivables:
Dividends	26,460
Interest	27,947
Investment securities sold	55,921
Shares of beneficial interest sold	86,176
Prepaid expenses and other assets	27,490

Total Assets	68,481,758

Liabilities
Payables:
Investment securities purchased	866,865
Shares of beneficial interest redeemed	82,664
Accrued expenses:
Audit fees	18,500
Accounting and administration fees	44,544
Advisory fees	73,795
Custodian fees	3,594
Legal fees	4,697
Transfer agent fees	26,657
Trustee fees	1,138
Other expenses	22,674

Total Liabilities	1,145,128

Net Assets	$67,336,630

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	35

Statement of Assets and Liabilities

As of
October 31, 2012

Net Assets Consist of:
Paid-in-Capital	$60,908,809
Accumulated Net Investment Loss	(308,996)
Accumulated Net Realized Loss on Investments	(104,384)
Net Unrealized Appreciation/(Depreciation) on Investments	6,841,201

Net Assets	$67,336,630

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$67,336,630
Shares outstanding	5,352,731

Net asset value, offering, and redemption price per share*	$12.58

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

36	Motley Fool Great America Fund

Statement of Operations

Year Ended
October 31, 2012

Investment Income
Dividends	$510,909
Interest	10,920

Total Investment Income	521,829

Expenses
Accounting and administration fees	104,152
Blue sky fees	26,495
Shareholder account-related services	57,555
Chief Compliance Officer fees	15,561
Custodian fees	14,637
Investment advisory fees	586,333
Organization fees	94
Professional fees	40,761
Shareholder reporting fees	15,986
Transfer agent fees	143,521
Trustee fees	30,520
Other expenses	20,069

Total expenses	1,055,684

Expenses waived/reimbursed net of amount recaptured	(227,414)

Net expenses	828,270

Net Investment Loss	(306,441)

Realized and Unrealized Gain
Net realized gain from:
Investment securities	571,216

Net realized gain on investments	571,216

Change in net unrealized appreciation/(depreciation) on:
Investment securities	7,249,107

Change in net unrealized appreciation/(depreciation) on investments	7,249,107

Net realized and unrealized gain	7,820,323

Net Increase in Net Assets Resulting from Operations	$7,513,882

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	37

Statements of Changes in Net Assets

	Year
	Ended	November 1, 2010**
	October 31,	to
	2012	October 31, 2011

Operations:
Net Investment Loss	$(306,441)	$(205,039)
Net Realized Gain/(Loss) on Investments	571,216	(675,389)
Change in Net Unrealized Appreciation/ (Depreciation) on Investments	7,249,107	(407,906)

Net increase/(decrease) in net assets resulting from operations	7,513,882	(1,288,334)

Dividends to Shareholders:
Dividends from net investment income	(4,290)	(14,540)

Capital Share Transactions:
Proceeds from shares sold (1,673,923 and 6,270,751 shares, respectively)***	20,273,730	70,605,428
Reinvestment of dividends and distributions (382 and 1,286 shares, respectively)	4,238	14,168
Value of shares redeemed (1,365,560 and 1,228,051 shares, respectively)	(16,160,824)	(13,662,823)

Redemption and small-balance account fees	18,471	37,524

Net increase from capital share transactions	4,135,615	56,994,297

Total increase in net assets	11,645,207	55,691,423

Net Assets:
Beginning of Period	55,691,423	—

End of Period*	$67,336,630	$55,691,423

* Including accumulated net investment loss	$(308,996)	$—

**	Commencement of Operations.
***	On November 1, 2010, 102,000 shares of the Fund were issued for cash at $10.00 per share to the Adviser.

The accompanying notes are an integral part of these financial statements.

38	Motley Fool Great America Fund

Financial Highlights

(for a share outstanding throughout each period)

	Year ended
	October 31,	Period ended October 31,
	2012	2011(1)(2)
Net Asset Value, Beginning of Period	$11.04	$10.00

Income From Investment Operations
Net Investment Loss(3)	(0.06)	(0.05)
Net Gains on Securities (Realized and Unrealized)	1.60	1.09

Total From Investment Operations	1.54	1.04

Less Distributions
Net Investment Income	— *	(0.01)

Total Distributions	— *	(0.01)

Redemption and Small-Balance Account Fees	— *	0.01

Net Asset Value, End of Period	$12.58	$11.04

Total Return(4)(5)	13.96%	10.54%
Net Assets, End of Period (thousands)	$67,337	$55,691

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	1.37%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.74%	2.16%
Ratio of Net Investment Income to Average Net Assets	(0.51%)	(0.48%)
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.88%)	(1.29%)
Portfolio Turnover	30%	18%

*	Amount represents less than $0.005 per share.
(1)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(2)	Inception date of the Great America Fund was November 1, 2010. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	Per share data calculated using average shares outstanding method.
(4)

During the period ended October 31, 2011, 0.10% of the Fund’s total return was attributable to redemption fees received as referenced in Note 4. Excluding this item, the total return would have been 10.44%. For the year ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.

(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	39

Motley Fool Epic Voyage Fund Portfolio Characteristics (Unaudited)

At October 31, 2012, the Motley Fool Epic Voyage Fund (the “Fund”) had an audited net asset value of $10.94 per share attributed to 1,761,144 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 of $10.00 per share attributed to 106,350 shares outstanding. From the Fund’s launch on November 1, 2011 to October 31, 2012, the Fund had a total return of 9.52% versus a return of 8.74% over the same period for its benchmark, Russell Global ex-U.S. Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Let’s be serious though. A graph of the performance of any investment over less than two years tells you virtually nothing. In about five years, they’ll actually tell you quite a bit about how well we’re managing your money.

Total Returns as of 10/31/2012

	Fund*	Benchmark**
Since Inception	9.52%	8.74%
Inception Date	11/01/2011
Total Annual Fund Operating Expenses Before Expense Limitation (February 29, 2012 Prospectus)	1.71%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

** The Russell Global ex-U.S. Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-U.S. Index is constructed to provide a comprehensive and unbiased barometer for the global segment and is completely reconstituted annually to accurately reflect the changes in the market over time, and it is widely recognized by investors in international markets as a benchmark for portfolios of foreign securities. However, the Epic Voyage Fund may invest in countries that are not included within the Russell Global ex-U.S. Index, and its investment portfolio is not weighted in terms of countries or issuers in correlation with the Russell Global ex-U.S. Index. For this reason, the Epic Voyage Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Global ex-U.S. Index. In addition, the performance of the Russell Global ex-U.S. Index may not correlate with the performance of U.S. markets. Under normal circumstances, the Epic Voyage Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market. Although current income in not an objective of the Epic Voyage Fund, the Adviser considers current income in assessing the intrinsic value of securities being considered for purchase by the Epic Voyage Fund.

40	Motley Fool Epic Voyage Fund

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of foreign companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Epic Voyage Fund is free to invest in companies of any size around the world, investments in the securities of foreign companies, including depositary receipts, companies with smaller market capitalizations (less than $2 billion), and companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Epic Voyage Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style box, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings, sector allocation, and top 11 countries in which the Fund was invested as of October 31, 2012. Portfolio holdings are subject to change without notice.

Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

%of Net
Top Eleven Holdings*	Assets
Tod’s S.p.A.	4.08%
Compartamos SAB de CV	3.57
Coca Cola Hellenic Bottling Co. SA	3.42
Banco Latinoamericano de Comercio Exterior SA	3.11
Swatch Group AG	3.04
Halfords Group PLC	3.03
Covidien PLC	2.89
Brookfield Asset Management, Inc.	2.88
Baidu, Inc.	2.81
GDF Suez S.A.	2.72
Teva Pharmaceutical Industries Ltd.	2.56

34.11%

*	As of the date of the report, the fund had a holding of 5.88% in the BNY Mellon Cash Reserve.

Motley Fool Epic Voyage Fund	41

% of Net
Sector Allocation	Assets
Consumer Discretionary	24.72%
Financials	20.41
Consumer Staples	12.02
Health Care	11.20
Energy	7.09
Industrials	6.33
Information Technology	6.03
Materials	3.25
Utilities	2.72

93.77%

% of Net
Top Eleven Countries	Assets
United Kingdom	8.38%
France	6.87
India	6.00
South Korea	5.54
Singapore	5.47
Japan	5.12
Hong Kong	4.32
Switzerland	4.22
Italy	4.07
Saudi Arabia	3.90
Mexico	3.57

57.46%

42	Motley Fool Epic Voyage Fund

About Your Expenses

As a shareholder of the Epic Voyage Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account	Ending Account	Annualized	Expenses Paid
	Value 05/01/12	Value 10/31/12	Expense Ratio(1)	During Period(2)
Actual	$1,000	$1,028.20	1.35%	$6.88
Hypothetical	$1,000	$1,018.35	1.35%	$6.85

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period May 1, 2012 to October 31, 2012, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366.

Motley Fool Epic Voyage Fund (Unaudited)	43

The Motley Fool Funds Trust

Motley Fool Epic Voyage Fund

Schedule of Investments

at October 31, 2012

Issues	Shares	Value (Note 2)
Equity Securities — 88.57%
Beverages — 3.78%
Coca Cola Hellenic Bottling Co. SA (Greece)	30,802	$659,687
Corp Lindley SA (Peru)*	46,603	35,067
Guinness Nigeria PLC (Nigeria)	20,000	33,510

		728,264

Capital Markets — 1.16%
City of London Investment Group PLC (United Kingdom)	39,028	188,475
Tarpon Investimentos SA (Brazil)	5,000	35,573

		224,048

Commercial Banks — 5.25%
Banco Latinoamericano de Comercio Exterior SA (Panama)	26,600	598,500
HDFC Bank Ltd. (India)(a)	11,050	413,160

		1,011,660

Commercial Services & Supplies — 3.03%
De La Rue PLC (United Kingdom)	23,111	395,263
Depa Ltd. (United Arab Emirates)*	141,600	31,152
Multiplus SA (Brazil)	6,800	157,993

		584,408

Consumer Finance — 3.57%
Compartamos SAB de CV (Mexico)	510,853	688,602

Electrical Equipment — 0.92%
Legrand SA (France)	4,582	176,768

Electronic Equipment, Instruments & Components — 1.39%
CrucialTec Co., Ltd. (South Korea)*	34,750	268,820

Energy Equipment & Services — 2.28%
Compagnie Generale de Geophysique - Veritas SA (France)(a)	13,500	438,480

Food & Staples Retailing — 2.85%
Olam International Ltd. (Singapore)	257,023	412,883
PT Sumber Alfaria Trijaya Tbk (Indonesia)	250,000	135,621

		548,504

See Notes to Financial Statements.

44	Motley Fool Epic Voyage Fund

Issues	Shares	Value (Note 2)
Equity Securities (continued)
Food Products — 3.63%
Multiexport Foods SA (Chile)	525,000	$127,390
Nestle SA (Switzerland)	2,885	183,163
PT Nippon Indosari Corpindo Tbk (Indonesia)	624,540	389,217

		699,770

Health Care Equipment & Supplies — 3.77%
Covidien PLC (Ireland)	10,128	556,534
Nihon Kohden Corp. (Japan)	4,597	171,003

		727,537

Health Care Provider & Services — 2.07%
Odontoprev SA (Brazil)	77,000	398,070

Hotels, Restaurants & Leisure — 4.15%
Ajisen China Holdings Ltd. (Hong Kong)	490,000	337,830
Arcos Dorados Holdings, Inc. (Argentina)	35,762	461,687

		799,517

Insurance — 0.93%
Enstar Group Ltd. (Bermuda)*	1,800	180,000

Internet & Catalog Retail — 2.32%
CJ O Shopping Co., Ltd. (South Korea)	2,002	446,267

Internet Software & Services — 2.81%
Baidu, Inc. (China)*(a)	5,086	542,269

Leisure Equipment & Products — 1.32%
Shimano, Inc. (Japan)	4,050	255,311

Media — 2.32%
BrainJuicer Group PLC (United Kingdom)	76,336	447,066

Metals & Mining — 1.95%
Sterlite Industries India Ltd. (India)(a)	50,080	375,099

Multi-Utilities — 2.72%
GDF Suez S.A. (France)	22,848	524,413

Oil, Gas & Consumable Fuels — 4.82%
Canadian Oil Sands Ltd. (Canada)	5,000	106,133
Lukoil OAO (Russia)(a)	4,687	282,157
Statoil ASA (Norway)(a)	8,000	196,400

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	45

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Oil, Gas & Consumable Fuels (continued)
Total Gabon SA (Gabon)	768	$344,192

		928,882

Pharmaceuticals — 5.35%
Astellas Pharma, Inc. (Japan)	1,388	69,036
Dr. Reddy’s Laboratories Ltd. (India)(a)	11,279	367,018
Roche Holding AG (Switzerland)	230	44,304
Santen Pharmaceutical Co., Ltd. (Japan)	1,333	58,393
Teva Pharmaceutical Industries Ltd. (Israel)(a)	12,201	493,164

		1,031,915

Professional Services — 0.96%
Bureau Veritas SA (France)	1,736	184,374

Real Estate Investment Trusts — 1.91%
Lippo Malls Indonesia Retail Trust (Singapore)	925,000	367,366

Real Estate Management & Development — 5.45%
Brookfield Asset Management, Inc. (Canada)	16,100	554,484
Cheung Kong Holdings Ltd. (Hong Kong)	14,188	209,125
Henderson Land Development Co., Ltd. (Hong Kong)	41,521	286,342

		1,049,951

Software — 1.83%
DuzonBizon Co., Ltd. (South Korea)*	34,900	351,809

Specialty Retail — 5.28%
Asahi Co., Ltd. (Japan)	12,500	188,044
Fast Retailing Co., Ltd. (Japan)	1,100	244,937
Halfords Group PLC (United Kingdom)	104,475	583,966

		1,016,947

Textiles, Apparel & Luxury Goods — 9.33%
Adidas AG (Germany)	5,015	427,461
Swatch Group AG (Switzerland)	1,416	586,121
Tod’s S.p.A. (Italy)	6,700	785,303

		1,798,885

Transportation Infrastructure — 1.42%
SATS Ltd. (Singapore)	120,000	273,603

Total Equity Securities (Cost $ 15,607,749)		17,068,605

See Notes to Financial Statements.

46	Motley Fool Epic Voyage Fund

Issues	Shares	Value (Note 2)
Participatory Notes — 5.20%
Commercial Banks — 2.14%
Al-Rajhi Banking & Investment Co. (Saudi Arabia)(b)	22,000	$412,095

Food Products — 1.76%
Almarai Co. (Saudi Arabia)(b)	18,391	339,589

Metals & Mining — 1.30%
Aluminum Bahrain BSC (Bahrain)(b)	196,998	250,831

Total Participatory Notes (Cost $ 1,012,065)		1,002,515

Other Investments — 5.88%
Temporary Cash Investment — 5.88%
BNY Mellon Cash Reserve	1,132,840	1,132,840

Total Other Investments (Cost $ 1,132,840)		1,132,840

Total Investment Portfolio (Cost $ 17,752,654) — 99.65%		19,203,960
Other Assets in Excess of Liabilities — 0.35%		67,660

NET ASSETS — 100.00%
(Applicable to 1,761,144 shares outstanding)		$19,271,620

*	Non-income producing security.
(a)	ADR — American Depositary Receipts
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $1,002,515 and represents 5.20% of net assets as of October 31, 2012.

PLC	— Public Limited Company

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	47

Statement of Assets and Liabilities

As of October 31, 2012

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $17,752,654)	$19,203,960
Cash	105,522
Foreign currency, at value (at cost, $5,910)	5,914
Receivables:
Dividends and tax reclaims	29,024
Interest	11
Shares of beneficial interest sold	20,472
Deferred offering costs	71
Reimbursement due from adviser	12,894
Prepaid expenses and other assets	24,516

Total Assets	19,402,384

Liabilities
Payables:
Shares of beneficial interest redeemed	15,316
Accrued expenses:
Audit fees	18,500
Accounting and administration fees	51,092
Custodian fees	6,343
Legal fees	4,697
Transfer agent fees	15,333
Trustee fees	2,124
Other expenses	17,359

Total Liabilities	130,764

Net Assets	$19,271,620

The accompanying notes are an integral part of these financial statements.

48	Motley Fool Epic Voyage Fund

Statement of Assets and Liabilities

As of October 31, 2012

Net Assets Consist of:
Paid-in-Capital	$17,621,187
Undistributed Net Investment Income	204,294
Accumulated Net Realized Loss on Investments	(5,011)
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	1,451,150

Net Assets	$19,271,620

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$19,271,620
Shares outstanding	1,761,144

Net asset value, offering, and redemption price per share*	$10.94

*	A charge of 2%is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	49

Statement of Operations

November 1, 2011** to October 31, 2012

Investment Income
Dividends	$385,783
Less foreign taxes withheld	(23,677)

Total Investment Income	362,106

Expenses
Accounting and administration fees	121,563
Blue sky fees	4,380
Shareholder account-related services	13,406
Chief Compliance Officer fees	15,819
Custodian fees	38,541
Investment advisory fees	110,846
Organization fees	12,825
Professional fees	51,654
Shareholder reporting fees	12,884
Transfer agent fees	52,613
Trustee fees	23,782
Other expenses	23,463

Total expenses	481,776

Expenses waived/reimbursed net of amount recaptured	(324,259)

Net expenses	157,517

Net Investment Income	204,589

Realized and Unrealized Loss
Net realized loss from:
Investment securities	(5,011)
Foreign currency transactions	(6,062)

Net realized loss on investments	(11,073)

Change in net unrealized appreciation/ (depreciation) on:
Investment securities	1,451,306
Foreign currency translations	(156)

Change in net unrealized appreciation/ (depreciation) on investments	1,451,150

Net realized and unrealized gain	1,440,077

Net Increase in Net Assets Resulting from Operations	$1,644,666

**	Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

50	Motley Fool Epic Voyage Fund

Statement of Changes in Net Assets

November 1, 2011** to October 31, 2012

Operations:
Net Investment Income	$204,589
Net Realized Loss on Investments and Foreign Currency Transactions	(11,073)
Change in Net Unrealized Appreciation on Investments and Foreign Currency Translation	1,451,150

Net increase in net assets resulting from operations	1,644,666

Dividends to Shareholders:
Dividends from net investment income	(7,058)

Capital Share Transactions:
Proceeds from shares sold (1,925,819 shares)***	19,311,733
Reinvestment of dividends and distributions (741 shares)	6,939
Value of shares redeemed (165,416 shares)	(1,690,314)

Redemption fees	5,654

Net increase from capital share transactions	17,634,012

Total increase in net assets	19,271,620

Net Assets:
Beginning of Period	—

End of Period*	$19,271,620

* Including undistributed net investment income	$204,294

**	Commencement of Operations.
***	On November 1, 2011, 106,350 shares of the Fund were issued for cashat $10.00 per share to the Adviser.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	51

Financial Highlights

Period ended October 31, 2012(1)(2)

Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations (3)
Net Investment Income	0.18
Net Gains on Securities (Realized and Unrealized)	0.77

Total From Investment Operations	0.95

Less Distributions
Net Investment Income	(0.01)
Net Realized Capital Gains	—

Total Distributions	(0.01)

Redemption Fees	— *

Net Asset Value, End of Period	$10.94

Total Return(4)(5)	9.52%
Net Assets, End of Period (thousands)	$19,272
Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	4.13%
Ratio of Net Investment Income to Average Net Assets	1.75%
Ratio of Net Investment Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(1.03%)
Portfolio Turnover	17%

*	Amount represents less than $0.005 per share.
(1)	Inception date of the Epic Voyage Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	Redemption fees received during the period had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

52	Motley Fool Epic Voyage Fund

Notes to Financial Statements

1. Organization:

Motley Fool Independence Fund (“Independence Fund”), Motley Fool Great America Fund (“Great America Fund”), and Motley Fool Epic Voyage Fund (“Epic Voyage Fund”) (each a “Fund” and together the “Funds”) are diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Epic Voyage Fund pursues its objective by investing primarily in common stocks of foreign companies.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at fair value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day,

The Motley Fool Funds Trust	53

then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds’ pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value (the “NAV”) may differ from quoted or published prices for the same securities.

  You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai).That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds’ holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day’s closing price exceeds specified parameters. As of October 31, 2012, such price movements for certain securities had

54	The Motley Fool Funds Trust

exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 — observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

The Motley Fool Funds Trust	55

The Funds did not have any transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Independence Fund
Valuation Inputs	Value
Level 1 — Quoted Prices
U.S. Common Stocks	$ 95,910,741
Foreign Common Stocks	45,262,523
Temporary Cash Investment	15,218,895
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks	59,304,863
Participatory Notes	7,466,098
Corporate Bond	1,840,000
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$225,003,120

Great America Fund
Valuation Inputs	Value
Level 1 — Quoted Prices
U.S. Common Stocks	$63,595,700
Temporary Cash Investment	3,494,211
Level 2 — Other Significant Observable Inputs
Corporate Bond	1,037,500
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$68,127,411

56	The Motley Fool Funds Trust

Epic Voyage Fund
Valuation Inputs	Value
Level 1 — Quoted Prices
Foreign Common Stocks	$ 7,038,933
Temporary Cash Investment	1,132,840
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks	10,029,672
Participatory Notes	1,002,515
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$19,203,960

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Dividends and Distributions

  When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Trust are allocated using methods approved by the Board.

The Motley Fool Funds Trust	57

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

  When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Independence Fund and Epic Voyage Fund invest, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

58	The Motley Fool Funds Trust

  If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed

The Motley Fool Funds Trust	59

securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

60	The Motley Fool Funds Trust

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the year ended October 31, 2012, the Independence, Great America, and Epic Voyage Funds invested in REITs.

The Motley Fool Funds Trust	61

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (“the Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Under the terms of the Advisory Agreement, each Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Funds’ average daily net

62	The Motley Fool Funds Trust

assets during the month (the “Basic Fee”). Commencing the first month after each Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of each Fund relative to the performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund, measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or, if each Fund does not have 36 full calendar months of operations, the number of months since commencement of each Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Funds (essentially, the change in the Funds’ net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index, the Russell Midcap Index, or the Russell Global ex-U.S. Index, respectively). The Monthly Performance Adjustment is based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12, and (iii) multiplying the result by the average daily net assets of each Fund during the Performance Measurement Period. There is no Monthly Performance Adjustment if the difference between the investment performance of each Fund and the investment performance of its index is three percentage points or less. Because the operation of the Expense Limitation and Reimbursement Agreement will have a positive effect upon each Fund’s Investment performance, the agreement may result in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser has agreed to waive the amount of the increase in the Monthly Performance Adjustment that exceeds the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeds the cumulative amount of expenses deferred, absorbed, or reimbursed by the Adviser that it has not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

The Motley Fool Funds Trust	63

Under the terms of an Expense Limitation and Reimbursement Agreement entered into by the Adviser and the Funds, the Adviser has contractually agreed to pay, waive, or absorb a portion of the Funds’ operating expenses through the end of February 2014, to the extent necessary to limit the Funds’ annual operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.40% annually of each Fund’s average daily net assets. The Adviser may recover from the Funds’ fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Funds’ average daily net assets. Previously waived fees subject to future recovery by the Adviser are as follows:

Independence Fund

Year End	Recovery Available
2013	$680,671
2014	$271,178
2015	$142,313

Great America Fund

Year End	Recovery Available
2014	$346,585
2015	$227,414

Epic Voyage Fund

Year End	Recovery Available
2015	$324,259

Trustees Fees

Effective April 1, 2011, each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid an annual retainer of $30,000. Prior to April 1, 2011, each Independent Trustee was paid (i) an annual retainer of $20,000, (ii) a fee of $1,250 for each quarterly meeting of the Board attended, and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

64	The Motley Fool Funds Trust

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon. Pursuant to the Administration and Accounting Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds’ compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pays the Administrator an annual fee calculated based upon the Funds’ average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as the Funds’ transfer agent and dividend disbursing agent. BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

For the year ended October 31, 2012, BNY Mellon received $866,742 in aggregate fees and expenses for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the year ended October 31, 2012, BNY Mellon received $126,784 in aggregate fees and expenses for services rendered under the custody agreements described above.

Distribution

The Distributor serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds do not pay any fees to the Distributor in its capacity as Underwriter. The fees are paid by the Adviser.

The Motley Fool Funds Trust	65

Shareholder Account-related Services

The Trust’s board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Trust’s Funds, or to reimburse the Adviser for such expenses it paid on the Trust’s behalf. These financial intermediaries generally have omnibus accounts with the Trust’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Trust. For the year ended October 31, 2012, Motley Fool Independence Fund paid $135,674, Motley Fool Great America Fund paid $53,323, and Motley Fool Epic Voyage Fund paid $8,602 for such third-party shareholder account-related services.

Redemption Fees

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectus for more information.

Small-Balance Account Fee

The Funds charge a small-balance account fee of $24 annually if the value of any fund position is less than $10,000. The fee is assessed by redeeming shares from that fund position. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. As of October 31, 2012, the Trust was not aware of any shareholders who beneficially owned 5% or more of each Fund’s outstanding shares.

6. Investment Transactions:

For the year ended October 31, 2012, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds were as follows:

66	The Motley Fool Funds Trust

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities

(other than Temporary Cash Investments)

Fund	Purchases	Sales and Maturity Proceeds
Independence Fund	$75,193,171	$78,041,964
Great America Fund	19,665,365	17,968,804
Epic Voyage Fund	18,560,406	1,956,895

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Trust consists of three series of shares, the Independence Fund, the Great America Fund, and the Epic Voyage Fund, and all shares of each series represent a single class. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these three series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

Distributions during the years ended October 31, 2012 and October 31, 2011, were characterized as follows for tax purposes:

The Motley Fool Funds Trust	67

Independence Fund
Tax Year End	Ordinary Income	Long-Term Capital Gain
2012	$1,409,218	—
2011	1,944,873	625,977

Great America Fund
Tax Year End	Ordinary Income	Long-Term Capital Gain
2012	$4,290	—
2011	14,540	—

Epic Voyage Fund
Tax Year End	Ordinary Income	Long-Term Capital Gain
2012	$7,058	—

At October 31, 2012, the components of distributable earnings for the Funds, on a tax basis were as follows:

Independence Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments
$1,012,661	—	$(243,354)	$32,401,263

Great America Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments	Qualified Late-Year Ordinary Losses Deferred
—	—	$(104,384)	$6,841,201	$(308,996)

68	The Motley Fool Funds Trust

Epic Voyage Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments
$266,692	—	$(5,011)	$1,388,752

For Federal income tax purposes, the Funds measure capital loss carryovers annually at October 31, its fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the following Funds had capital loss carryovers available to offset future realized capital gains through the indicated expiration dates:

Independence Fund

Expiring October 31, 2019	Unlimited Expiration Short-Term	Total Capital Loss Carryover
$77,586	$165,768	$243,354

Great America Fund

Expiring October 31, 2019	Unlimited Expiration Short-Term	Total Capital Loss Carryover
$104,384	—	$104,384

Epic Voyage Fund

Expiring October 31, 2019	Unlimited Expiration Short-Term	Total Capital Loss Carryover
—	$5,011	$5,011

During the year ended October 31, 2012, the Great America Fund utilized capital loss carryovers to offset realized capital gains for Federal income tax purposes in the amount of $570,091.

The Motley Fool Funds Trust	69

At October 31, 2012, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short, and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Independence Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
$192,606,141	$32,396,979	$39,750,028	$(7,353,049)

Great America Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
$61,286,210	$6,841,201	$9,612,073	$(2,770,872)

Epic Voyage Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
$17,815,052	$1,388,908	$2,143,994	$(755,086)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships and PFICs.

At October 31, 2012, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts for the Independence Fund:

70	The Motley Fool Funds Trust

Independence Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments
—	$(125,173)	$125,173

Great America Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments
$(1,524)	$1,735	$(211)

Epic Voyage Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments
$(12,825)	$6,763	$6,062

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

The Motley Fool Funds Trust	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Motley Fool Funds Trust

We have audited the accompanying statement of assets and liabilities of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund, the “Funds,” each a series of The Motley Fool Funds Trust, including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, with respect for Motley Fool Epic Voyage Fund the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to October 31, 2011 have been audited by other auditors, whose report dated December 22, 2010 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 20, 2012

72	The Motley Fool Funds Trust

Notice to Shareholders (Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period ended October 31, 2012, each Fund reported a portion of its distributions as follows:

Motley Fool Independence Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Return of Capital
$1,409,218	$990,452	—	—	—

Qualified Dividend Income (QDI)	100.00%
Dividends Received Deduction (DRD)	70.28%

Motley Fool Great America Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Return of Capital
$4,290	$4,290	—	—	—

Qualified Dividend Income (QDI)	100.00%
Dividends Received Deduction (DRD)	100.00%

Motley Fool Epic Voyage Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Return of Capital
$11,239	—	$327,838	$6,237	—

Qualified Dividend Income (QDI)	84.53%
Dividends Received Deduction (DRD)	—

The Motley Fool Funds Trust	73

Information on Proxy Voting

The Trust’s proxy voting guidelines used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Fund’s website at http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Fund’s holdings four times in each fiscal year and at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Fund’s website at http://www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

74	The Motley Fool Funds Trust

The Motley Fool Funds Trust Privacy Notice

What Does Motley Fool Funds Trust Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product of service you have with us. This information can include:

•	Social Security number and transaction history
•	Account balances and checking account information
•	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Motley Fool Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does the Motley Fool Funds Trust share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing:

•	Visit us online: http://www.FoolFunds.com/marketing/EmailRestriction.aspx

The Motley Fool Funds Trust	75

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption, authentication and secured buildings and files.

How does The Motley Fool Funds Trust collect my personal information?

We collect your personal information, for example, when you

•	open an account or provide account information
•	make deposits or withdrawals from your account
•	make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•	sharing for affiliates’ everyday business purposes — information about your creditworthiness
•	make deposits or withdrawals from your account
•	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds Trust doesn’t jointly market.

76	The Motley Fool Funds Trust

Directors and Officers

NAME, ADDRESS, AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

			INDEPENDENT TRUSTEES
Kathleen A. O’Neil 60	Trustee	Since March, 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University (1999 to 2008)	3	BMC Software, Guidance Software, MetLife Bank N.A.
Stephen L. Boyd 72	Trustee	Since March, 2009	Advisory Director, Morgan Stanley Investment Management	3	None
Carl G. Verboncoeur 60	Trustee	Since July, 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009)	3	SPDR Series Trust(Trustee); SPDR Index Shares Funds(Trustee); SSgA Active ETF Trust(Trustee); SSgA Master Trust(Trustee)
			INTERESTED TRUSTEES AND OFFICERS
Peter E. Jacobstein(3) 47	Trustee President	Since November, 2008	President, Motley Fool Asset Management, LLC; SVP, The Motley Fool, Inc. (financial publishing)	3	None
Philip J. Biedronski, Jr. 45	Treasurer	Since September, 2011	Controller & Treasurer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing)	N/A	N/A
Lawrence T. Greenberg 49	Vice President Secretary	Since March, 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present, Director, Fool/Love Money.com Financial Services, Ltd. (U.K. mortgage adviser) (2008 to 2009), Lovemoney. com, Ltd. (U.K. financial information site) (2009 to 2009). Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present)	N/A	N/A
Salvatore Faia 50	Chief Compliance Officer	Since March, 2009	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005	N/A	N/A

(1)	Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria, VA 22314.
(2)	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.
(3)	Mr. Jacobstein is an “interested person” (as defined by the 1940 Act) of the Trust. Mr. Jacobstein is the President and Chairman of the Adviser.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803 or visiting www.www.FoolFunds.com.

The Motley Fool Funds Trust	77

Board Approval of Advisory Agreement (Unaudited)

At a meeting held in person on March 14, 2012, the Board, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, of the Trust or the Adviser (the “Independent Trustees”), approved the continuation of the Advisory Agreement between the Trust and the Adviser pursuant to which the Adviser provides investment advisory services to the Independence Fund and Great America Fund. In determining whether to approve the Advisory Agreement, the Board exercised its business judgment and considered various information regarding the Adviser and the Independence Fund and Great America Fund, as well as various factors including those described below that the Board deemed to be relevant. In its deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is assumed that each Trustee attributed different weights to the various factors. The following summarizes the materials and principal factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Agreement for the Independence Fund and Great America Fund.

In its deliberations, the Board considered many factors, including the nature, quality and extent of services provided by the Adviser; particularly, the qualifications and capabilities of the personnel responsible for providing services to the Independence Fund and Great America Fund. It was provided with information regarding the Adviser and its personnel, including information regarding the Adviser’s financial condition. The Board reviewed the financial condition of the Adviser to determine that adequate resources would be available to provide the level of service expected to be provided to the Independence Fund and Great America Fund. On the basis of this evaluation, the Board concluded that the Adviser and its personnel were well-qualified to provide all required services to the Independence Fund and Great America Fund and to provide services that are of a high quality, and that the Adviser had the appropriate resources to provide such services to the Independence Fund and Great America Fund.

The Board recognized that a fund’s investment performance is an important factor for a mutual fund board to consider in connection with the approval of an investment advisory agreement. The Board reviewed the performance of the Adviser and the Independence Fund and Great America Fund over various periods of time, as compared to the relevant indices and determined that the Independence Fund and Great America Fund were each delivering positive and reasonable performance results, consistent with the investment strategies of these Funds.

The Board also considered the costs of services provided by the Adviser and the profits to be realized by the Adviser and its affiliates under the Advisory Agreement, as well as comparative fees and expenses of other mutual funds. In connection with their review of this factor, the Board evaluated the structure of the advisory fee and noted that the fees payable by the Independence Fund and Great America Fund would partially depend on their relative performance. It concluded that this should provide strong incentive for the Adviser to use its best efforts and commit the resources necessary for

78	The Motley Fool Funds Trust

the management of the Independence Fund and Great America Fund and thus increase the likelihood that the Independence Fund and Great America Fund would perform well in the future. The Independent Trustees also considered the information they were provided about advisory fees of comparable funds, and evaluated the advisory fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally and the factors that the SEC has said should be considered with respect to fulcrum fees. It was noted that the base fees paid by each of the Independence Fund and Great America Fund is within the range of fees paid by a peer group of funds, and that the overall expense ratio for each of the Independence Fund and Great America Fund, after giving effect to the Adviser’ expense limitation, is within the range of expense ratios of the peer group funds. It was also noted that the Adviser continues to subsidize the Funds through an expense cap and has committed to maintain that cap. Based on the foregoing considerations, the Independent Trustees determined that they were satisfied that the advisory fees proposed for the Independence Fund and Great America Fund are consistent with applicable standards and are reasonable and fair.

The Board recognized the importance of considering economies of scale in costs of providing services to the Independence Fund and Great America Fund when evaluating the advisory fee, including the extent to which any such economies of scale would be shared with the Independence Fund and Great America Fund for the benefit of shareholders. It concluded that, because the Independence Fund and Great America Fund had not accumulated sufficient assets to spread fixed costs across, and the total expenses of the Funds continue to run above the expense limitation, so that the Adviser continues to subsidize the Funds, meaningful economies of scale had not yet been realized. However, the Board agreed to consider the question of whether economies of scale justify any reduction in advisory fees payable by the Independence Fund and Great America Fund at such time when there has been growth in the Funds’ net assets so as to warrant such a review.

The Board further considered the potential benefits that might be received by the Adviser due to its relationship with the Independence Fund and Great America Fund. It concluded that the Adviser does receive limited research through soft dollar trading, but noted that the Adviser receives no other benefits beyond the advisory fee and soft dollar research as a result of serving as Adviser to the Independence Fund and Great America Fund.

Based on its review of the information and factors described above, and other considerations deemed pertinent, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for an additional one-year period ending March 31, 2013.

The Motley Fool Funds Trust	79

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road

400 Berwyn Park, Suite 110

Berwyn, PA 19312

Legal Counsel

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006-1806

80	The Motley Fool Funds Trust

Left Blank for Foolish Use

(Not a Part of the Annual Report)

Left Blank for Foolish Use

(Not a Part of the Annual Report)

Motley Fool Funds Guiding Principles

At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder-centric philosophy that we think is unique.

• We are — and will remain — significant investors with you in Motley Fool Funds.

• We will manage your investment in Motley Fool Funds as if it were our own.

• We will keep our financial incentives aligned with those of our shareholders.

• We will invest for the long term.We seek to maximize returns while we minimize business, regulatory, financial, and sovereign risks.

• We will not impose loads or 12b-1 charges, and we will apply redemption fees only to discourage the short-term trading that can hurt all of a Fund's investors.

• We will be advocates on your behalf with company managers and boards, in the interest of enhancing the value of your shares.

• We will recognize that one of our most powerful analytical weapons is the phrase "I don't know." In that spirit, we will constantly review our successes and mistakes and remain passionate about learning.

• We will communicate with our shareholders as clearly and candidly as possible.

Forget the lottery... I'm long-term investing and loving it!

I invest in Motley Fool Funds because mom threw away my vintage baseball cards.
MFF-ANR-004

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Carl G. Verboncoeur and Kathleen A. O’Neil are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,200 for 2012 and $30,000 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $3,000 for 2011. Services provided were for administrative services related to the audit.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,300 for 2012 and $6,000 for 2011. Services provided were for review of federal and state tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $5,175 for 2011. Services provided were for issuance of consent for the incorporation by reference of the previous auditor in the 2010 Registration Statement.

(e)(1)	The audit committee’s pre-approval policies and procedures:

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the auditor to provide audit and non-audit services to the Registrant. The Audit Committee is also responsible for pre-approving non-audit services provided by the auditor to the Adviser or any Motley Fool Affiliate that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

The Audit Committee may form one or more subcommittees (which may consist of one or more Audit Committee members), and may delegate to any such committee or to the Chair of the Audit Committee any portion of its authority, including the authority to pre-approve audit and permitted non-audit services, as it deems appropriate from time to time. Any decision of a subcommittee or of the Chair to pre-approve audit or non-audit services shall be presented to the Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	Not Applicable.

(g)	Not Applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Motley Fool Funds Trust

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President (principal executive officer)

Date	01/04/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter E. Jacobstein
Peter E. Jacobstein, President (principal executive officer)

Date	01/04/13

By (Signature and Title)*	/s/ Philip J. Biedronski
Philip J. Biedronski, Treasurer (principal financial officer)

Date	01/04/13

* Print the name and title of each signing officer under his or her signature.